CITY NATIONAL BANK
                                                             -------------------
                                                                Exhibit 10.2
                                                             -------------------
                    DISBURSEMENT REQUEST AND AUTHORIZATION

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  Principal       Loan Date       Maturity      Loan No.   Cell/Call     Account     Officer    Initials
$4,000,000.00     01-29-2002     04-01-2003      38058                    648112       SST
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  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
             Any item above containing "***" has been omitted due to text length limitations.
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
Borrower: DAILY JOURNAL CORPORATION, A SOUTH            Lender: City National Bank, NA
          CAROLINA CORPORATION                                  Downtown Los Angeles Commercial Banking Center
          SUSTAIN TECHNOLOGIES, INC., A VIRGINIA                #034000-01
          CORPORATION                                           633 West Fifth Street, Tenth Floor
          915 EAST 1ST STREET                                   Los Angeles, CA 90071
          LOS ANGELES, CA 90012

===========================================================================================================

LOAN TYPE. This is a Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $4,000,000.00 due on April 1, 2003. The reference rate (CITY NATIONAL BANK PRIME, currently 4.750%) is added to the margin of -0.250%, resulting in an initial rate of 4.500.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

     [_]  Personal, Family, or Household Purposes or Personal Investment.

     [X]  Business (Including Real Estate Investment).


SPECIFIC PURPOSE.  The specific purpose of this loan is: WORKING CAPITAL.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $4,000,000.00 as follows:

             Amount paid on Borrower's account:                       $4,000,000.00
                 $4,000,000.00 Payment on Loan # 38058 renewal
                                                                      -------------
             Note Principal:                                          $4,000,000.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered 016-926558 the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

LOAN PROCEEDS. Loan proceeds are to be credited to Account Number 016-926558 at City National Bank.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JANUARY 29, 2002.

BORROWER:

DAILY JOURNAL CORPORATION, A SOUTH CAROLINA CORPORATION

By: /s/ Gerald L. Salzman
    ----------------------------------------------
    GERALD L. SALZMAN, Pres./CFO/Treasurer/Sec. of
    DAILY JOURNAL CORPORATION, A SOUTH
    CAROLINA CORPORATION

SUSTAIN TECHNOLOGIES, INC., A VIRGINIA CORPORATION

By: /s/ Gerald L. Salzman
    ----------------------------------------------
    GERALD L. SALZMAN, Secretary of SUSTAIN
    TECHNOLOGIES, INC., VIRGINIA CORPORATION